UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010
LIBERATOR MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On October 21, 2010, Liberator Medical Holdings, Inc., a Nevada corporation, held its annual meeting of stockholders to (i) elect directors and (ii) ratify the appointment of its independent registered public accounting firm. A majority of the stockholders entitled to vote at the annual meeting were present at the annual meeting in person or by proxy. The following table shows the number of votes cast for, against, abstentions, and the number of broker non-votes on each matter.

			Non-Vote
Election of Directors:	For	Withheld	Broker

Mark A. Libratore	32,331,472	4,200	5,927,529
Robert S. Cuillo	32,254,972	80,700	5,927,529
Jeannette Corbett	32,256,472	79,200	5,927,529
Morgan Duke	32,254,972	80,700	5,927,529

Ratification of
Public Accountants	For	Against	Abstain

	38,078,092	144,318	40,791

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: November 9, 2010	/s/ Robert J. Davis
Robert J. Davis, Chief Financial Officer

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